MUNIYIELD
                                     QUALITY
                                     FUND II, INC.


                            STRATEGIC
                                     Performance


                                     Annual Report
                                     October 31, 1997

MuniYield Quality Fund II, Inc.

TO OUR SHAREHOLDERS

For the year ended October 31, 1997, the Common Stock of MuniYield Quality Fund II, Inc. earned $0.903 per share income dividends, which included earned and unpaid dividends of $0.073. This represents a net annualized yield of 5.84%, based on a month-end per share net asset value of $15.46. Over the same period, the total investment return on the Fund's Common Stock was +11.24%, based on a change in per share net asset value from $14.86 to $15.46, and assuming reinvestment of $0.907 per share income dividends and $0.035 per share capital gains distributions.

For the six-month period ended October 31, 1997, the total investment return on the Fund's Common Stock was +8.69%, based on a change in per share net asset value from $14.67 to $15.46, and assuming reinvestment of $0.448 per share income dividends.

For the six-month period ended October 31, 1997, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 3.35%; Series B, 3.35%; and Series C, 3.59%.

The Municipal Market Environment

Long-term interest rates generally declined during the six-month period ended October 31, 1997. The general financial environment has remained one of solid economic growth tempered by few or no inflationary pressures. While economic growth has been conducive to declining bond yields, it has remained strong enough to suggest that the Federal Reserve Board (FRB) might find it necessary to raise short-term interest rates. This would be intended to slow economic growth and ensure that any incipient inflationary pressures would be curtailed. There were investor concerns that the FRB would be forced to raise interest rates prior to year-end, thus preventing an even more dramatic decline in interest rates. Long-term tax-exempt revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 50 basis points (0.50%) to end the six-month period ended October 31, 1997 at 5.60%.

Similarly, long-term US Treasury bond yields generally moved lower during most of the six-month period ended October 31, 1997. However, the turmoil in the world's equity markets during the last week in October has resulted in a significant rally in the Treasury bond market. The US Treasury bond market was the beneficiary of a flight to quality mainly by foreign investors whose own domestic markets have continued to be very volatile. Prior to the initial decline in Asian equity markets, long-term US Treasury bond yields were essentially unchanged. By the end of October, US Treasury bond yields declined 80 basis points to 6.15%, their lowest level of 1997.

The tax-exempt bond market's continued underperformance as compared to its taxable counterpart has been largely in response to its ongoing weakening technical position. As municipal bond yields have declined, municipalities have hurriedly rushed to refinance outstanding higher-couponed debt with new issues financed at present low rates. During the last six months, over $118 billion in new long-term tax-exempt issues were underwritten, an increase of over 25% versus the comparable period a year ago. As interest rates have continued to decline, these refinancings have intensified municipal bond issuance. During the past three months, approximately $60 billion in new long-term municipal securities were underwritten, an increase of over 34% as compared to the October 31, 1996 quarter.

The recent trend toward larger and larger bond issues has also continued. However, issues of such magnitude usually must be attractively priced to ensure adequate investor interest. Obviously, the yields of other municipal bond issues are impacted by the yield premiums such large issuers have been required to pay. Much of the municipal bond market's recent underperformance can be traced to market pressures that these large bond issuances have exerted.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline is likely to be generated in part by reduced US export growth. Additionally, some

MuniYield Quality Fund II, Inc.                                 October 31, 1997

decline in consumer spending also can be expected in response to reduced consumer confidence. Perhaps more importantly, it is likely that barring a dramatic and unexpected resurgence in domestic growth, the FRB may be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that for at least the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some pressure as a result of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancing. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of October), any further pressure on the municipal market may represent an attractive investment opportunity.

Portfolio Strategy

At the beginning of 1997, our outlook was for higher interest rates. Since the bond market had rallied in anticipation of a weakening economy with no possibility of an FRB tightening, we perceived a risk of sudden change in investor expectations. At this time, the Fund remained fully invested as we purchased bonds less sensitive to interest rate volatility, such as shorter-duration bonds. This strategy proved beneficial as economic data released during the fourth quarter of 1996 and the first quarter of 1997 showed significant signs of strength. As a result, the FRB increased short-term interest rates 25 basis points and pushed tax-exempt interest rates to 6% by the middle of April. Anticipating further tightening, we remained cautious on the bond market and concentrated on protecting the Fund's net asset value and maintaining as high a level as possible of tax-exempt income.

Surprisingly, the bond market staged a significant rally during the summer months, and long-term tax-exempt yields declined nearly 75 basis points. In our opinion, this occurred as a result of the economy turning decidedly weaker in the second quarter of 1997. Fortunately, higher-coupon bonds, which we purchased for defensive measures, outperformed aggressively structured bonds since they were now advance refunding candidates. We maintained a defensive, fully invested posture for the Fund for the remainder of the 12-month period ended October 31, 1997 as the bond market remained in a narrow 25 basis point trading range.

Looking ahead, our outlook is for lower interest rates. The economic expansion is now entering its seventh year with benign inflation. Equity markets throughout the world have entered into a very volatile stage triggered by the currency crisis in the Southeast Asia. We believe a continuation of equity market declines may have a negative impact on economic growth, thereby constraining global inflation.

The yield on the Fund's Auction Market Preferred Stock has been trading between 3.25%-4.00% during the past year. Leverage continues to benefit the Fund's Common Stock shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield to the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)

In Conclusion

We appreciate your ongoing interest in MuniYield Quality Fund II, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Robert A. DiMella

Robert A. DiMella
Vice President and Portfolio Manager


December 4, 1997

MuniYield Quality Fund II, Inc.                                 October 31, 1997

PROXY RESULTS

During the six-month period ended October 31, 1997, MuniYield Quality Fund II, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 18, 1997. The description of each proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------
                                                                              Shares Voted      Shares Withheld
                                                                                   For            From Voting
---------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:  Herbert I. London                   21,345,681          468,712
                                            Robert R. Martin                    21,346,541          467,852
                                            Andre F. Perold                     21,351,177          463,216
                                            Arthur Zeikel                       21,339,037          475,356

-----------------------------------------------------------------------------------------------------------------
                                                                        Shares Voted   Shares Voted  Shares Voted
                                                                             For          Against       Abstain
-----------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
independent auditors for the current fiscal year.                        21,353,817       127,302       333,274
-----------------------------------------------------------------------------------------------------------------

During the six-month period ended October 31, 1997, MuniYield Quality Fund II, Inc. Preferred Stock shareholders (Series A, B, and C) voted on the following proposals. The proposals were approved at a shareholders' meeting on September 18, 1997. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------
                                                                            Shares Voted     Shares Withheld
                                                                                 For           From Voting
------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: James H. Bodurtha,
Herbert I. London, Robert R. Martin, Joseph L. May, Andre F.
Perold and Arthur Zeikel as follows:
                                         Series A                               1,397               0
                                         Series B                               1,130               0
                                         Series C                               1,958               0


-----------------------------------------------------------------------------------------------------------------
                                                                        Shares Voted   Shares Voted  Shares Voted
                                                                             For          Against       Abstain
-----------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:

                                         Series A                           1,397            0             0
                                         Series B                           1,130            0             0
                                         Series C                           1,958            0             0
-----------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund II, Inc.                                 October 31, 1997

THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Quality Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Quality Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT       Alternative Minimum Tax (subject to)
EDA       Economic Development Authority
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
M/F       Multi-Industry
PCR       Pollution Control Revenue Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes

MuniYield Quality Fund II, Inc.                                 October 31, 1997

SCHEDULE OF INVESTMENTS                                                                                          (in Thousands)

                      S&P      Moody's    Face                                                                          Value
   State              Ratings  Ratings   Amount                               Issue                                   (Note 1a)
-------------------------------------------------------------------------------------------------------------------------------
Alabama--1.6%         NR*      Aaa      $ 7,390   Alabama HFA, S/F Mortgage, Revenue Bonds (Home
                                                  Mortgage Bond Program), Series B-1, 6.65% due 10/01/2025            $ 7,907
-------------------------------------------------------------------------------------------------------------------------------
Alaska--0.6%          A-       A2         2,580   Alaska Industrial Development and Export Authority,
                                                  Revolving Fund, AMT, Series A, 6.375% due 4/01/2008                   2,792
-------------------------------------------------------------------------------------------------------------------------------
California--2.8%      AAA      Aaa        7,980   California State Public Works Board, Lease Revenue Bonds
                                                  (Department of Corrections--Corcoran II), Series A,
                                                  5.50% due 1/01/2017 (b)                                               8,154
                      AAA      Aaa        4,900   University of California, RITR, Series 13, 8.77% due
                                                  9/01/2019 (c)(e)                                                      5,788
-------------------------------------------------------------------------------------------------------------------------------
Colorado--4.6%        NR*      Aaa        1,350   Colorado Health Facilities Authority, Hospital Revenue Bonds
                                                  (P/SL Healthcare System Project), Series A, 6.875% due 2/15/2003 (f)  1,529
                                                  Colorado Public Highway Authority, Revenue Refunding
                                                  Bonds (E-470), Senior Series B (c)**:
                      AAA      Aaa       13,000     5.55% due 9/01/2019                                                 4,053
                      AAA      Aaa       23,000     5.52% due 9/01/2026                                                 4,863
                                                  Denver, Colorado, City and County Airport Revenue Bonds, Series A:
                      AAA      Baa1       2,150     7.25% due 11/15/2002 (f)                                            2,468
                      AAA      NR*          850     7.25% due 11/15/2002 (f)                                              976
                      AAA      Aaa        8,505     5.50% due 11/15/2025 (c)                                            8,540
-------------------------------------------------------------------------------------------------------------------------------
Connecticut--0.6%                                 Connecticut State Learning Regional Educational Service
                                                  Center Revenue Bonds (Office/Education Center Facilities):
                      NR*      NR*        1,720     7.50% due 2/01/2005                                                 1,882
                      NR*      NR*        1,100     7.75% due 2/01/2015                                                 1,244
-------------------------------------------------------------------------------------------------------------------------------
District of           A+       A3         4,460   District of Columbia Revenue Bonds (Howard University),
Columbia--1.0%                                    Series A, 7.25% due 10/01/2020                                        4,834
-------------------------------------------------------------------------------------------------------------------------------
Florida--4.9%         AAA      Aaa        5,105   Florida State Department of Transportation (Right of Way),
                                                  Series B, 5% due 7/01/2015 (c)                                        5,016
                      AAA      Aaa        6,790   Lakeland, Florida, Hospital System Revenue Refunding Bonds
                                                  (Lakeland Regional Medical Center), Series A, 5% due
                                                  11/15/2022 (c)                                                        6,500
                      NR*      Baa        2,285   Palm Bay, Florida, Lease Revenue Refunding Bonds (Florida
                                                  Education and Research Foundation Project), Series A, 7% due
                                                  9/01/2024                                                             2,551
                      AAA      Aaa       10,000   Port of St. Lucie, Florida, Improvement and Utility Revenue
                                                  Refunding Bonds, Series A, 5.125% due 9/01/2027 (c)                   9,768
-------------------------------------------------------------------------------------------------------------------------------
Idaho--0.9%                                       Idaho Student Loan Fund, Student Loan Revenue Bonds
                                                  (Marketing Association, Inc.), AMT:
                      NR*      NR*        2,635     Series B, 6.60% due 10/01/2006                                      2,744
                      NR*      Aa         1,335     Sub-Series 1, 6.80% due 10/01/2006                                  1,436
-------------------------------------------------------------------------------------------------------------------------------
Illinois--5.0%        NR*      Aaa        4,385   Chicago, Illinois, M/F Housing Revenue Bonds
                                                  (Bryn Mawr/Belle Project), AMT, 6.125% due 6/01/2039 (j)              4,547
                      A+       A1         3,645   Illinois Educational Facilities Authority, Revenue Refunding Bonds
                                                  (Loyola University--Chicago), Series A, 7.125% due 7/01/2001 (f)      4,060
                      AAA      Aaa       10,000   Illinois Health Facilities Authority, Revenue Refunding Bonds
                                                  (Loyola University Health System), Series A, 5% due 7/01/2024 (c)     9,424
                      NR*      Aaa        6,000   Illinois Student Assistance Commission, Student Loan
                                                  Revenue Bonds, AMT, Senior Series BB, 6.75% due 3/01/2015             6,392
-------------------------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund II, Inc.                                 October 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                              (in Thousands)

                      S&P      Moody's    Face                                                                          Value
   State              Ratings  Ratings   Amount                               Issue                                   (Note 1a)
-------------------------------------------------------------------------------------------------------------------------------
Indiana--2.4%         AAA      NR*      $ 2,675   Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                                  Program), Series A, 6.75% due 2/01/2017                             $ 3,011
                                                  Indianapolis, Indiana, Local Public Improvement Bond Bank:
                      A+       NR*        3,100     Refunding, Series D, 6.75% due 2/01/2020                            3,424
                      NR*      Aaa        5,000     Series C, 6.70% due 1/01/2002 (f)                                   5,545
-------------------------------------------------------------------------------------------------------------------------------
Kentucky--0.7%        NR*      NR*        3,000   Perry County, Kentucky, Solid Waste Disposal Revenue
                                                  Bonds (TJ International Project), AMT, 7% due 6/01/2024               3,257
-------------------------------------------------------------------------------------------------------------------------------
Louisiana--1.5%       NR*      A3         5,000   Lake Charles, Louisiana, Harbor and Terminal District,
                                                  Port Facilities Revenue Refunding Bonds (Trunkline LNG
                                                  Company Project), 7.75% due 8/15/2022                                 5,730
                      AAA      Aaa        1,500   New Orleans, Louisiana, Public Improvement Bonds, UT, 5.90%
                                                  due 11/01/2025 (h)                                                    1,563
-------------------------------------------------------------------------------------------------------------------------------
Massachusetts--5.4%   BBB+     Baa2       2,000   Massachusetts Municipal Wholesale Electric Company,
                                                  Power Supply System Revenue Refunding Bonds, Series A,
                                                  6.75% due 7/01/2011                                                   2,157
                      AAA      Aaa        5,000   Massachusetts State, HFA (Residential Development),
                                                  Series A, 6.875% due 11/15/2011 (d)                                   5,435
                      A+       Aa         5,500   Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT,
                                                  Series 40, 6.60% due 12/01/2024                                       5,864
                                                  Massachusetts State Health and Educational Facilities Authority,
                                                  Revenue Refunding Bonds:
                      AA+      Aa2        2,500     (Daughters of Charity), Series D, 6.10% due 7/01/2014               2,657
                      A-       NR*        3,500     (Melrose-Wakefield Hospital), Series B, 6.375% due 7/01/2016        3,705
                      NR*      B2         2,640     (New England Memorial Hospital), Series B, 6% due 7/01/2008         2,462
                      NR*      B2         4,590     (New England Memorial Hospital), Series B, 6.125%
                                                    due 7/01/2013                                                       4,252
                      A1+      P1           100   Massachusetts State Port Authority, Revenue Refunding Bonds,
                                                  VRDN, Series A, 3.60% due 7/01/2015 (a)                                 100
-------------------------------------------------------------------------------------------------------------------------------
Minnesota--0.4%       AA+      Aa2        2,000   Minnesota State, HFA, S/F Mortgage, AMT, Series D,
                                                  5.85% due 7/01/2019                                                   2,038
-------------------------------------------------------------------------------------------------------------------------------
Mississippi--1.4%     A        A2         6,000   Lowndes County, Mississippi, Solid Waste Disposal, PCR, Refunding
                                                  (Weyerhaeuser Company Project), Series A, 6.80% due 4/01/2022         7,113
-------------------------------------------------------------------------------------------------------------------------------
Montana--0.6%         AA       Aa2        2,965   Montana State Board of Housing, S/F Mortgage, Refunding,
                                                  Series A-1, 5.95% due 12/01/2027                                      3,058
-------------------------------------------------------------------------------------------------------------------------------
New Jersey--5.6%      AAA      Aaa        5,000   Cape May County, New Jersey, Industrial Pollution Control
                                                  Finance Authority, Revenue Refunding Bonds (Atlantic City
                                                  Electric Company Project), Series B, 7% due 11/01/2029 (c)            5,694
                      AAA      Aaa        7,040   Casino Reinvestment Development Authority, New Jersey, Parking
                                                  Fee Revenue Bonds, Series A, 5.25% due 10/01/2017 (i)                 7,031
                      AAA      Aaa        1,430   New Jersey EDA, Parking Facility Revenue Bonds (Elizabeth
                                                  Development Company Project), 5.60% due 10/15/2019 (h)                1,466
                                                  New Jersey Health Care Facilities, Financing Authority,
                                                  Revenue Refunding Bonds:
                      AAA      Aaa       10,000     (AHS Hospital Corporation), Series A, 5% due 7/01/2016 (b)          9,762
                      AAA      Aaa        3,270     (Shoreline Behavioral Health), 5.50% due 7/01/2027 (c)              3,287
                      AA       A1           300   Rutgers State University of New Jersey, Series A, 5.20% due
                                                  5/01/2027                                                               297
-------------------------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund II, Inc.                                 October 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                              (in Thousands)

                      S&P      Moody's    Face                                                                          Value
   State              Ratings  Ratings   Amount                               Issue                                   (Note 1a)
-------------------------------------------------------------------------------------------------------------------------------
New Mexico--1.7%      A        A2       $ 5,000   Lordsburg, New Mexico, PCR, Refunding (Phelps Dodge
                                                  Corporation Project), 6.50% due 4/01/2013                           $ 5,412
                      AAA      NR*        2,800   New Mexico Mortgage Finance Authority, M/F Housing Revenue
                                                  Bonds (Rio Volcan II Apartments Project), AMT, 5.65% due
                                                  7/01/2018 (d)                                                         2,805
-------------------------------------------------------------------------------------------------------------------------------
New York--14.2%                                    New York City, New York, GO, UT:
                      BBB+     Baa1       8,500     Refunding, Series J, 6% due 8/01/2017                               8,826
                      AAA      Aaa        1,000     Series B, 7.25% due 8/15/2007 (b)                                   1,193
                      BBB+     Baa1      10,000     Series C, 5.50% due 11/15/2037                                      9,669
                      BBB+     Baa1         265     Series H, 7% due 2/01/2002 (f)                                        296
                      BBB+     Baa1       4,885     Series H, 7% due 2/01/2021                                          5,341
                                                  New York City, New York, IDA, Civic Facilities Revenue Bonds
                                                  (New York Blood Center Inc. Project) (f):
                      NR*      NR*        2,000     7.20% due 5/01/2004                                                 2,304
                      NR*      NR*        3,250     7.25% due 5/01/2004                                                 3,753
                      AAA      Aaa       15,925   New York City, New York, Municipal Water Finance Authority,
                                                  Water and Sewer System Revenue Bonds, Series B, 5.875% due
                                                  6/15/2026 (i)                                                        16,558
                                                  New York State Dormitory Authority,
                                                  Revenue Refunding Bonds:
                      A-       Baa1       3,000     (Mental Health Service Facilities), Series B, 5.50%
                                                    due 8/15/2017                                                       3,000
                      AAA      Aaa        2,000     (Mortgage Hospital--UTD Health Services), 5.50% due
                                                    8/01/2017 (b)(k)                                                    2,019
                      A+       Aaa        6,000   New York State Local Government Assistance Corporation,
                                                  Series A, 6.875% due 4/01/2002 (f)                                    6,738
                      A-       Baa1       3,615   New York State Medical Care Facilities Finance Agency
                                                  Revenue Bonds (Mental Health Services Facilities
                                                  Improvement), Series B, 7.875% due 8/15/2020                          4,013
                      AA-      Aa3        3,000   New York State Thruway Authority, General Revenue Bonds,
                                                  Series D, 5.50% due 1/01/2016                                         3,050
                      AAA      Aaa        1,000   New York State Urban Development Corporation, Revenue
                                                  Refunding Bonds (Correctional Facilities), Series A, 5% due
                                                  1/01/2017 (b)                                                           966
                      AA-      A1         2,000   Port Authority of New York and New Jersey, 109th Series,
                                                  Fourth Installment, 5.375% due 1/15/2032                              1,977
-------------------------------------------------------------------------------------------------------------------------------
North Carolina--3.8%  A        A2        14,750   Martin County, North Carolina, Industrial Facilities and Pollution
                                                  Control Financing Authority, Solid Waste Disposal Revenue
                                                  Bonds (Weyerhaeuser Company), AMT, 6.80% due 5/01/2024               16,320
                      AA       Aa2        2,550   North Carolina, HFA, S/F, AMT, Series RR, 5.85% due 9/01/2028         2,586
-------------------------------------------------------------------------------------------------------------------------------
Ohio--1.4%            A-1      NR*          100   Cincinnati and Hamilton Counties, Ohio, Port Authority, IDR
                                                  (Multi-Color Corporation Project), VRDN, 3.65% due 11/01/2000 (a)       100
                      AA-      Aa3        6,500   Ohio State Air Quality Development Authority, Revenue
                                                  Refunding Bonds (Dayton Power and Light Project), Series B,
                                                  6.40% due 8/15/2027                                                   7,006
-------------------------------------------------------------------------------------------------------------------------------
Oklahoma--1.1%        BBB-     Baa2       5,000   Tulsa, Oklahoma, Municipal Airport Trust, Revenue Refunding
                                                  Bonds (American Airlines Project), 6.25% due 6/01/2020                5,303
-------------------------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund II, Inc.                                 October 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                              (in Thousands)

                      S&P      Moody's    Face                                                                          Value
   State              Ratings  Ratings   Amount                               Issue                                   (Note 1a)
-------------------------------------------------------------------------------------------------------------------------------
Oregon--1.7%                                      Multnomah County, Oregon, Educational Facilities Revenue
                                                  Refunding Bonds (University of Portland Project) (b):
                      AAA      Aaa      $ 1,250     5% due 4/01/2011                                                  $ 1,238
                      AAA      Aaa        1,500     5.05% due 4/01/2012                                                 1,485
                      AAA      Aaa        1,500     5.10% due 4/01/2013                                                 1,484
                      AAA      Aaa          500     5.15% due 4/01/2014                                                   495
                                                  Oregon Health Sciences, University Revenue Bonds, Series A (c):
                      AAA      Aaa        1,000     5.25% due 7/01/2025                                                   991
                      AAA      Aaa        2,850     5.25% due 7/01/2028                                                 2,824
-------------------------------------------------------------------------------------------------------------------------------
Pennsylvania--2.2%    AAA      Aaa        5,000   Pennsylvania HFA, Refunding (Rental Housing), 6.50% due
                                                  7/01/2023 (d)                                                         5,264
                      AA+      Aa         5,000   Pennsylvania HFA, S/F Mortgage, Series 34A, 6.85% due 4/01/2016       5,318
-------------------------------------------------------------------------------------------------------------------------------
Rhode Island--0.6%    A-       Baa1       3,000   Rhode Island Depositors Economic Protection Corporation,
                                                  Special Obligation Refunding Bonds, Series A, 5.75% due
                                                  8/01/2021 (g)                                                         3,163
-------------------------------------------------------------------------------------------------------------------------------
South Carolina--4.3%  A-       A1         5,765   Berkeley County, South Carolina, Pollution Control Facilities
                                                  Revenue Bonds (South Carolina Electric and Gas Company),
                                                  6.50% due 10/01/2014                                                  6,276
                      A        A1         2,950   Fairfield County, South Carolina, PCR (South Carolina Electric
                                                  and Gas Company), 6.50% due 9/01/2014                                 3,205
                      AA-      Aa3        1,000   Florence County, South Carolina, Pollution Control Facilities
                                                  Revenue Bonds (E.I. du Pont), Series A, 6.35% due 7/01/2022           1,081
                      A-       A1         7,000   Richland County, South Carolina, PCR, Refunding (Union Camp
                                                  Corporation Project), Series C, 6.55% due 11/01/2020                  7,584
                      NR*      NR*        2,500   Spartanburg County, South Carolina, Solid Waste Disposal
                                                  Facilities Revenue Bonds (BMW Project), AMT, 7.55% due
                                                  11/01/2024                                                            2,822
-------------------------------------------------------------------------------------------------------------------------------
South Dakota--2.1%    AAA      Aa1        9,975   South Dakota HDA, Homeownership Mortgage, Series B,
                                                  7.10% due 5/01/2017                                                  10,511
-------------------------------------------------------------------------------------------------------------------------------
Tennessee--3.2%       BBB      Baa1       5,000   McMinn County, Tennessee, IDB, Solid Waste Recycling Facility
                                                  Revenue Bonds (Calhoun Newsprint--Bowater), AMT, 7.40% due
                                                  12/01/2022                                                            5,574
                      AA       Aa2       10,000   Tennessee HDA (Homeowner Program), AMT, Series 3, 6%
                                                  due 1/01/2028                                                        10,252
-------------------------------------------------------------------------------------------------------------------------------
Texas--6.4%           AAA      Aaa        5,000   Dripping Springs, Texas, Independent School District, UT,
                                                  6% due 8/15/2021                                                      5,284
                                                  Gulf Coast Waste Disposal Authority, Texas, Revenue Bonds:
                      BBB      Baa1       4,200     (Champion International Corporation), AMT, 7.375% due
                                                    10/01/2025                                                          4,649
                      AAA      Aaa        1,600     Refunding (Houston Light and Power Company), Series A,
                                                    6.375% due 4/01/2012 (c)                                            1,751
                      A1+      NR*        3,300   Harris County, Texas, Health Facilities Development Corporation,
                                                  Hospital Revenue Bonds (Methodist Hospital), VRDN, 3.70% due
                                                  12/01/2025 (a)                                                        3,300
                      A-       NR*        1,600   Midland County, Texas, Hospital District Revenue Bonds
                                                  (Midland Memorial Hospital), 7.50% due 6/01/2002 (f)                  1,820
                      AAA      Aaa       11,000   Tarrant County, Texas, Health Facilities Development Corporation,
                                                  Health System Revenue Bonds (Texas Health Resources System),
                                                  Series A, 5% due 2/15/2026 (c)                                       10,350
                                                  Tarrant County, Texas, Health Facilities Development Corporation,
                                                  Hospital Revenue Refunding and Improvement Bonds (Fort Worth
                                                  Osteopathic):
                      BBB      Baa        1,950     7% due 5/15/2003 (f)                                                2,223
                      BBB      Baa        1,935     7% due 5/15/2028                                                    2,098
-------------------------------------------------------------------------------------------------------------------------------

MuniYield Quality Fund II, Inc.                                 October 31, 1997

SCHEDULE OF INVESTMENTS (continued)                                                                              (in Thousands)

                      S&P      Moody's    Face                                                                          Value
   State              Ratings  Ratings   Amount                               Issue                                   (Note 1a)
-------------------------------------------------------------------------------------------------------------------------------
Utah--5.0%            AAA      Aaa      $ 9,300   Intermountain Power Agency, Utah, Power Supply Revenue
                                                  Refunding Bonds, Series B, 5.75% due 7/01/2019 (c)                  $ 9,644
                      AAA      Aaa        5,000   Utah County, Utah, Hospital Revenue Bonds (IHC Health
                                                  Services, Inc.), 5.25% due 8/15/2026 (c)                              4,862
                      AAA      Aaa        5,000   Utah State Board of Regents, Student Loan Revenue Bonds,
                                                  AMT, Series H, 6.70% due 11/01/2015 (b)                               5,300
                      AAA      Aaa        4,730   Utah State, HFA, S/F Mortgage, AMT, Series C-2, Class I,
                                                  6.05% due 7/01/2022                                                   4,849
-------------------------------------------------------------------------------------------------------------------------------
Virginia--4.4%        NR*      Aa1        3,800   Arlington County, Virginia, IDA, Headquarters Facility Revenue
                                                  Bonds (The Nature Conservancy), Series A, 5.45% due 7/01/2027         3,842
                      AA       Aa3        6,600   Chesapeake, Virginia, Water and Sewer, UT, Series A, 5% due
                                                  12/01/2025                                                            6,321
                                                  Virginia State HDA, Commonwealth Mortgage:
                      AA+      Aa1        5,750     AMT, Series B, Sub-Series B-1, 6.375% due 7/01/2026                 6,080
                      AA+      Aa1        5,025     Series J, Sub-Series J-2, 6.65% due 7/01/2014                       5,399
-------------------------------------------------------------------------------------------------------------------------------
Washington--3.7%      AA-      Aaa        6,250   Lewis County, Washington, Public Utility District No. 1 Revenue
                                                  Bonds (Cowlitz Falls Hydroelectric Project), 7% due 10/01/2001 (f)    6,987
                      AA-      Aa1       10,000   Washington State Public Power Supply System, Revenue Refunding
                                                  Bonds (Nuclear Project No. 1), Series A, 6.50% due 7/01/2002 (f)     11,071
-------------------------------------------------------------------------------------------------------------------------------
West Virginia--2.1%   A        A2         9,945   Braxton County, West Virginia, Solid Waste Disposal Revenue
                                                  Bonds (Weyerhaeuser Company Project), AMT, 5.80% due
                                                  6/01/2027                                                            10,123
-------------------------------------------------------------------------------------------------------------------------------
Wisconsin--1.2%       NR*      A2         5,300   Wisconsin State Health and Educational Facilities Authority
                                                  Revenue Bonds (Mercy Hospital of Janesville Inc.),
                                                  6.50% due 8/15/2011                                                   5,662
-------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--1.3%     AAA      Aaa        5,250   Puerto Rico Commonwealth, GO, UT, 7% due 7/01/2010 (b)                6,336
-------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$467,689)--100.4%                                                                            493,129
LiabilitiesIn Excess of Other Assets--(0.4%)                                                                           (1,899)
                                                                                                                     --------
Net Assets--100.0%                                                                                                   $491,230
                                                                                                                     ========
-------------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(b) AMBAC Insured.
(c) MBIA Insured.
(d) FNMA Collateralized.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1997.
(f) Prerefunded.
(g) Escrowed to maturity.
(h) FGIC Insured.
(i) FSA Insured.
(j) GNMA Collateralized.
(k) FHA Insured.
*   Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

MuniYield Quality Fund II, Inc.                                 October 31, 1997

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1997

Assets:              Investments, at value (identified cost--$467,689,431) (Note 1a) .                            $493,129,488
                     Cash.............................................................                                   8,062
                     Receivables:
                       Securities sold................................................         $ 13,512,902
                       Interest ......................................................            8,422,579         21,935,481
                                                                                               ------------
                     Prepaid expenses and other assets................................                                  13,194
                                                                                                                  ------------
                     Total assets ....................................................                             515,086,225
                                                                                                                  ------------
------------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Securities purchased...........................................           23,065,010
                       Dividends to shareholders (Note 1f)............................              433,727
                       Investment adviser (Note 2)....................................              220,675         23,719,412
                                                                                               ------------
                     Accrued expenses and other liabilities...........................                                 137,104
                                                                                                                  ------------
                     Total liabilities ...............................................                              23,856,516
                                                                                                                  ------------
------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets.......................................................                            $491,229,709
                                                                                                                  ============
------------------------------------------------------------------------------------------------------------------------------
Capital:             Capital Stock (200,000,000 shares authorized) (Note 4):
                       Preferred Stock, par value $.05 per share (6,000 shares of AMPS*
                       issued and outstanding at $25,000 per share liquidation preference)                        $150,000,000
                       Common Stock, par value $.10 per share (22,070,885 shares issued
                       and outstanding)...............................................         $  2,207,089
                     Paid-in capital in excess of par.................................          307,412,636
                     Undistributed investment income--net ............................            3,396,022
                     Undistributed realized capital gains on investments--net.........            2,773,905
                     Unrealized appreciation on investments--net......................           25,440,057
                                                                                               ------------
                     Total--Equivalent to $15.46 net asset value per share of Common Stock
                     (market price--$14.375)..........................................                             341,229,709
                                                                                                                  ------------
                     Total capital....................................................                            $491,229,709
                                                                                                                  ============
------------------------------------------------------------------------------------------------------------------------------

                     *Auction Market Preferred Stock.
                      See Notes to Financial Statements.

MuniYield Quality Fund II, Inc.                                 October 31, 1997

Statement of Operations

                                                                                                           For the Year Ended
                                                                                                             October 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned.........                           $ 28,431,451
(Note 1d):
-----------------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2)................................          $ 2,418,357
                     Commission fees (Note 4).........................................              386,348
                     Professional fees................................................               78,691
                     Transfer agent fees..............................................               74,522
                     Accounting services (Note 2).....................................               72,527
                     Printing and shareholder reports.................................               35,859
                     Listing fees.....................................................               34,297
                     Custodian fees...................................................               29,957
                     Directors' fees and expenses.....................................               22,888
                     Pricing fees.....................................................               15,854
                     Amortization of organization expenses (Note 1e)..................                4,715
                     Other............................................................               35,144
                                                                                                -----------
                     Total expenses...................................................                              3,209,159
                                                                                                                 ------------
                     Investment income--net...........................................                             25,222,292
                                                                                                                 ------------
-----------------------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net ...............................                              8,957,629
Unrealized Gain on   Change in unrealized appreciation on investments--net ...........                              5,420,851
Investments--Net                                                                                                 ------------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations ............                           $ 39,600,772
                                                                                                                 ============
-----------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                 For the Year Ended October 31,
                                                                                                 ------------------------------
Increase (Decrease) in Net Assets:                                                                   1997            1996
-------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net...........................................          $ 25,222,292    $ 25,465,715
                     Realized gain on investments--net................................             8,957,629       2,563,664
                     Change in unrealized appreciation on investments--net............             5,420,851       2,424,096
                                                                                                ------------    ------------
                     Net increase in net assets resulting from operations.............            39,600,772      30,453,475
                                                                                                ------------    ------------
-------------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to       Common Stock...................................................           (20,009,111)    (20,195,323)
Shareholders           Preferred Stock................................................            (5,217,080)     (5,409,880)
(Note 1f):           Realized gain on investments--net:
                       Common Stock...................................................              (764,403)             --
                       Preferred Stock................................................              (261,760)             --
                                                                                                ------------    ------------
                     Net decrease in net assets resulting from dividends and
                     distributions to shareholders....................................           (26,252,354)    (25,605,203)
                                                                                                ------------    ------------
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase in net assets.....................................            13,348,418       4,848,272
                     Beginning of year................................................           477,881,291     473,033,019
                                                                                                ------------    ------------
                     End of year*.....................................................          $491,229,709    $477,881,291
                                                                                                ============    ============
-------------------------------------------------------------------------------------------------------------------------------
                     *Undistributed investment income--net............................          $  3,396,022    $  3,399,921
                                                                                                ============    ============
-------------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

MuniYield Quality Fund II, Inc.                                 October 31, 1997

FINANCIAL INFORMATION (concluded)

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                               For the Year Ended October 31,
                                                                         -----------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                    1997        1996        1995        1994         1993
------------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ...............  $  14.86    $  14.64    $  13.20    $   16.27    $   13.58
Operating                                                                --------    --------    --------    ---------    ---------
Performance:         Investment income--net ...........................      1.15        1.16        1.16         1.18         1.21
                     Realized and unrealized gain (loss) on
                     investments--net .................................       .64         .23        1.53        (2.68)        2.75
                                                                         --------    --------    --------    ---------    ---------
                     Total from investment operations .................      1.79        1.39        2.69        (1.50)        3.96
                                                                         --------    --------    --------    ---------    ---------
                     Less dividends and distributions to Common Stock
                     shareholders:
                       Investment income--net .........................      (.91)       (.92)       (.89)        (.96)       (1.07)
                       Realized gain on investments--net ..............      (.03)         --        (.10)        (.37)          --
                       In excess of realized gain on investments--net .        --          --          -- +         --           --
                                                                         --------    --------    --------    ---------    ---------
                     Total dividends and distributions to
                       Common Stock shareholders ......................      (.94)       (.92)       (.99)       (1.33)       (1.07)
                                                                         --------    --------    --------    ---------    ---------
                     Effect of Preferred Stock activity:
                       Dividends and distributions to Preferred
                       Stock shareholders:
                         Investment income--net .......................      (.24)       (.25)       (.25)        (.16)        (.20)
                         Realized gain on investments--net ............      (.01)         --        (.01)        (.08)          --
                         In excess of realized gain on investments--net                    --          --           -- +         --
                                                                         --------    --------    --------    ---------    ---------
                     Total effect of Preferred Stock activity .........      (.25)       (.25)       (.26)        (.24)        (.20)
                                                                         --------    --------    --------    ---------    ---------
                     Net asset value, end of year .....................  $  15.46    $  14.86    $  14.64    $   13.20    $   16.27
                                                                         ========    ========    ========    =========    =========
                     Market price per share, end of year ..............  $ 14.375    $  13.50    $ 12.625    $  11.125    $   15.50
                                                                         ========    ========    ========    =========    =========
------------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on market price per share ..................     13.86%      14.50%      23.09%      (20.99%)      16.82%
Return:*                                                                 ========    ========    ========    =========    =========
                     Based on net asset value per share ...............     11.24%       8.68%      20.30%      (10.68%)      28.67%
                                                                         ========    ========    ========    =========    =========
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses, net of reimbursement ...................       .66%        .67%        .68%         .69%         .57%
Net Assets:**                                                            ========    ========    ========    =========    =========
                     Expenses .........................................       .66%        .67%        .68%         .69%         .61%
                                                                         ========    ========    ========    =========    =========
                     Investment income--net ...........................      5.22%       5.36%       5.63%        5.46%        5.49%
                                                                         ========    ========    ========    =========    =========
------------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, net of Preferred Stock, end of year
Data:                (in thousands) ...................................  $341,230    $327,881    $323,033    $ 291,338    $ 359,020
                                                                         ========    ========    ========    =========    =========
                     Preferred Stock outstanding, end of year
                     (in thousands) ...................................  $150,000    $150,000    $150,000    $ 150,000    $ 150,000
                                                                         ========    ========    ========    =========    =========
                     Portfolio turnover ...............................    201.87%      95.49%      79.27%       47.42%       81.12%
                                                                         ========    ========    ========    =========    =========
------------------------------------------------------------------------------------------------------------------------------------
Leverage:            Asset coverage per $1,000 ........................  $  3,275    $  3,186    $  3,154    $   2,942    $   3,393
                                                                         ========    ========    ========    =========    =========
------------------------------------------------------------------------------------------------------------------------------------
Dividends Per Share  Series A--Investment income--net .................  $    869    $    897    $    885    $     564    $     760
On Preferred Stock                                                       ========    ========    ========    =========    =========
Outstanding:++       Series B--Investment income--net .................  $    868    $    899    $    942    $     564    $     811
                                                                         ========    ========    ========    =========    =========
                     Series C--Investment income--net .................  $    872    $    910    $    934    $     600    $     640
                                                                         ========    ========    ========    =========    =========
------------------------------------------------------------------------------------------------------------------------------------

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
** Do not reflect the effect of dividends to Preferred Stock shareholders.
+  Amount is less than $.01 per share.
++ Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.

   See Notes to Financial Statements.

MuniYield Quality Fund II, Inc.                                 October 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniYield Quality Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MQT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

MuniYield Quality Fund II, Inc.                                 October 31, 1997

NOTES TO FINANCIAL STATEMENTS (concluded)

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997 were $944,164,404 and $952,653,630, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

--------------------------------------------------------------------------------
                                                  Realized         Unrealized
                                                Gains (Losses)        Gains
--------------------------------------------------------------------------------
Long-term investments                            $10,093,914       $25,440,057
Short-term investments                              (167,545)               --
Financial futures contracts                         (968,740)               --
                                                 -----------       -----------
Total......................                      $ 8,957,629       $25,440,057
                                                 ===========       ===========
--------------------------------------------------------------------------------

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $25,440,057, of which $25,874,233 related to appreciated securities and $434,176 related to depreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $467,689,431.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock

Shares issued and outstanding during the years ended October 31, 1997 and October 31, 1996 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1997 were as follows: Series A, 3.57%; Series B, 3.57%; and Series C, 3.50%.

As of October 31, 1997, there were 6,000 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $148,378 as commissions.

5. Subsequent Event:

On November 6, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.073285 per share, payable on November 26, 1997 to shareholders of record as of November 17, 1997.

MuniYield Quality Fund II, Inc.                                 October 31, 1997

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield Quality Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Quality Fund II, Inc. as of October 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Quality Fund II, Inc. as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 5, 1997

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniYield Quality Fund II, Inc. during its taxable year ended October 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the per share capital gains distributions paid by the Fund during the year.

--------------------------------------------------------------------------------------------------
                                                        Payable     Short-Term       Long-Term
                                                         Date      Capital Gains   Capital Gains
--------------------------------------------------------------------------------------------------
Common Stock Shareholders                              12/30/96      $.0001008       $  .034526
--------------------------------------------------------------------------------------------------
Preferred Stock Shareholders:            Series A      12/09/96      $.11            $34.07
                                         Series B      12/09/96      $.11            $34.14
                                         Series C      12/09/96      $.11            $34.56
--------------------------------------------------------------------------------------------------
Please retain this information for your records.

MuniYield Quality Fund II, Inc.                                 October 31, 1997

Officers and Directors

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MQT

This report, including the financial information herein, is transmitted to the shareholders of MuniYield Quality Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield Quality Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                       #16433 -- 10/97

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